SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2002


                               GENTA INCORPORATED
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               (Exact name of registrant specified in its charter)

         DELAWARE                    0-19635                   33-0326866
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     (State or other              (Commission                (IRS Employee
     jurisdiction of              File Number)             Identification No.)
     incorporation)


           TWO CONNELL DRIVE
          BERKELEY HEIGHTS, NJ                                   07922
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(Address of principal executive offices)                       (Zip Code)


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (908) 286-9800

                                  TWO OAK WAY
                           BERKELEY HEIGHTS, NJ 07922
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         (Former name and former address, if changed since last report)



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Item 5.    OTHER EVENTS

         On June 11, 2002, the Company issued the press release attached to this Form as Exhibit 99.1 and such press release is incorporated herein by reference.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         (99.1)   Press Release dated June 11, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENTA INCORPORATED
                                         (Registrant)


                                         By /s/ Raymond P. Warrell, Jr., M.D.
                                            ------------------------------------
                                                Raymond P. Warrell, J., M.D.
                                                Chairman and
                                                Chief Executive Officer



Dated:  June 12, 2002

                                  EXHIBIT INDEX


         EXHIBIT
         -------

         (99.1)   Press Release dated June 11, 2002.


CONTACTS:

GENTA INCORPORATED                                NOONAN/RUSSO COMMUNICATIONS
Tara Spiess                                       Hala Bashir (Media)
Director of Investor Relations and                (212) 696-4455, ext. 356
Corporate Communications
(908) 286-3980                                    TROUT GROUP
                                                  Brian Korb (Ivestors)
                                                  (212) 477-9007, ext. 23



              GENTA INCORPORATED ANNOUNCES STOCK REPURCHASE PROGRAM

BERKELEY HEIGHTS, NJ, JUNE 11, 2002 - Genta Incorporated (NASDAQ: GNTA) announced today that the Company is commencing a stock repurchase program whereby up to 5,000,000 shares of its common stock may be repurchased by the Company at prices deemed desirable by the Company. Aggregate repurchases, if any, may be less than 5,000,000 shares.

Such repurchases, it was announced, may be made from time to time in open-market transactions at prevailing prices or in privately negotiated transactions on such terms as are mutually agreed upon. The Company stated that it is commencing the repurchase program at this time because the Board of Directors believes that the Company's common stock is undervalued and that, therefore, the repurchase program is in the best interests of the Company and its stockholders. The repurchases are being financed, at this time, from the working capital of the Company.

GENTA INCORPORATED is a biopharmaceutical company with a diversified product portfolio that is focused on anticancer therapy. The Company's research platform is anchored by DNA Medicines, particularly applications of antisense and decoy aptamers. GenasenseTM, the Company's lead compound, is currently in Phase 3 trials for melanoma, multiple myeloma, chronic lymphocytic leukemia, and non-small cell lung cancer. The drug is also being studied in Phase 2 trials for leukemia, lymphoma, and prostate and small cell lung cancers. Genta's drug pipeline also comprises a portfolio of small molecules, including Gallium Products for treatment of cancer and accelerated bone loss, and Androgenics Compounds for treatment of prostate cancer. Genta aims to become a direct marketer of its pharmaceutical products in North America. For more information about Genta, please visit our website at: www.genta.com.

The statements contained in this press release that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. Without limiting the


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foregoing, the words "anticipates,"  "believes," "expects," "intends," "may" and
"plans" and similar expressions are intended to identify forward-looking statements. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements. For example, the results obtained in pre-clinical or clinical studies may not be indicative of results that will be obtained in future clinical trials, delays in the initiation or completion of clinical trials may occur as a result of many factors, and clinical trials may not yield results that are suitable for regulatory approvals. Further examples of such risks and uncertainties also include, but are not limited to: the obtaining of sufficient financing to maintain the Company's planned operations; timely development, receipt of necessary regulatory approvals, and acceptance of new products; the successful application of the Company's technology to produce new products; the obtaining of proprietary protection for any such technology and products; the
impact  of  competitive   products  and  pricing  and  reimbursement   policies;
governmental approvals of the agreements; and changing market conditions. The Company does not undertake to update forward-looking statements. Although the Company believes that the forward-looking statements contained herein are reasonable, they can give no assurances that the Company's expectations are correct. All forward looking statements are expressly qualified in their entirety by this cautionary statement and other factors detailed in the Company's reports as filed with the Securities and Exchange Commission.